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                                 EXHIBIT 23.1

                  Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements, File No. 333-90639 and 333-32742

                                   s/ Arthur Andersen LLP


Seattle, Washington
March 29, 2000